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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in Post Effective Amendment No. 2 to the Registration Statement on Form S-4 (No. 333-55943) of Amazon.com, Inc. of our report dated April 23, 1999 relating to the financial statements of Alexa Internet which appears in the Form 8-K of Amazon.com, Inc. dated May 12, 1999. We also consent to the reference to our firm under the caption "Experts".

PricewaterhouseCoopers LLP

San Francisco, California
August 3, 1999